Exhibit 99.4

SUPPLEMENTAL DISCLOSURE

TO

SECURITIES PURCHASE AGREEMENT

BY AND AMONG

ALPHATEC HOLDINGS, INC.

AND

EACH PURCHASER IDENTIFIED ON THE SIGNATURE PAGES THERETO

REGARDING THE

AGREEMENT AND PLAN OF MERGER

AMONG

ALPHATEC HOLDINGS, INC.,

SAFARI MERGER SUB, INC.,

SAFEOP SURGICAL, INC.

AND OTHER PARTIES THERETO

March 2018

This Supplemental Disclosure (this “Supplemental Disclosure”) is provided in connection with that certain Securities Purchase Agreement, to be dated March 2018 (the “Securities Purchase Agreement”), by and among the Company (as defined below) and the purchasers identified on the signature pages thereto (each a “Purchaser” and collectively, the “Purchasers”). This Supplemental Disclosure is being provided to the Purchasers to furnish certain additional information to the Purchasers regarding SafeOp Surgical, Inc., a Delaware corporation (“SafeOp”), and the contemplated acquisition of SafeOp by Alphatec Holdings, Inc. (the “Company”, “Alphatec”, “we”, or “us”) pursuant to a merger (the “Merger”). The terms of the Merger are set forth in that certain Agreement and Plan of Merger, to be dated March 2018, among the Company, Safari Merger Sub, Inc. (“Merger Sub”), a Delaware corporation, SafeOp, the stockholders of the Company identified on Schedule A attached thereto; and other parties thereto (the “Merger Agreement”).

DISCLAIMERS

THE SECURITIES BEING OFFERED FOR SALE UNDER THE SECURITIES PURCHASE AGREEMENT TO WHICH THIS SUPPLEMENTAL DISCLOSURE RELATES (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE, AND WILL BE OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THESE LAWS BY VIRTUE OF ALPHATEC’S INTENDED COMPLIANCE WITH SECTION 4(a)(2) OF THE SECURITIES ACT, THE PROVISIONS OF REGULATION D UNDER SUCH ACT, AND SIMILAR EXEMPTIONS UNDER STATE LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE SECURITIES INVOLVES A HIGH DEGREE OF RISK.

THE SECURITIES HAVE NOT BEEN RECOMMENDED OR APPROVED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THESE AUTHORITIES HAVE NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON OTHER THAN AS PROVIDED HEREIN HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS REGARDING THE SUBJECT MATTER HEREOF OTHER THAN THOSE CONTAINED IN THIS SUPPLEMENTAL DISCLOSURE, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ALPHATEC.

THE CONTENTS OF THIS SUPPLEMENTAL DISCLOSURE SHOULD NOT BE CONSTRUED AS LEGAL, INVESTMENT OR TAX ADVICE. YOU SHOULD CONSULT WITH YOUR OWN ADVISORS AS TO LEGAL, INVESTMENT, TAX AND RELATED MATTERS CONCERNING THE MATTERS SET FORTH HEREIN.

THIS SUPPLEMENTAL DISCLOSURE CONTAINS REFERENCES TO AND SUMMARIES OF CERTAIN PROVISIONS OF DOCUMENTS RELATING TO ALPHATEC, SAFEOP, THE OFFERING OF THE SECURITIES, THE MERGER, AND RELATED TRANSACTIONS. SUCH REFERENCES AND SUMMARIES DO NOT PURPORT TO BE COMPLETE AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE TEXT OF THE ORIGINAL DOCUMENTS.

THE DELIVERY OF THIS SUPPLEMENTAL DISCLOSURE SHALL NOT UNDER ANY CIRCUMSTANCES CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION CONTAINED HEREIN SINCE THE DATE HEREOF. ALPHATEC DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR SUPPLEMENT ANY OF THE INFORMATION CONTAINED IN THIS SUPPLEMENTAL DISCLOSURE OR THE APPENDICES OR ENCLOSURES DELIVERED HEREWITH AS OF ANY DATE.

HOW TO OBTAIN ADDITIONAL INFORMATION

PROSPECTIVE INVESTORS MAY ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, ALPHATEC CONCERNING ALPHATEC, THE OFFERING OF THE SECURITIES, SAFEOP, AND THE MERGER. PROSPECTIVE INVESTORS MAY ALSO OBTAIN ANY ADDITIONAL INFORMATION TO THE EXTENT ALPHATEC POSSESSES SUCH INFORMATION. INQUIRIES AND REQUESTS FOR ADDITIONAL INFORMATION SHOULD BE DIRECTED TO ALPHATEC AT:

Alphatec Holdings, Inc.

Attn: Jeffrey Black, EVP, CFO

5818 El Camino Real

Carlsbad, CA 92008

760-431-9286

FORWARD-LOOKING STATEMENTS; CONFIDENTIALITY

This Supplemental Disclosure contains, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such statements relate to future events or the future performance of the Company and involve known and unknown risks and other uncertainties or factors that may cause actual results, performance, or achievements of the Company and/or SafeOp to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, investors are urged to consider statements and projections which use the terms “believe,” “belief,” “expect,” “intend,” “plan,” “goal,” “seek,” “project,” “estimate,” “strategy,” “future,” “likely,” “may,” “should,” “will,” “anticipate,” or similar references to future periods to be uncertain and forward looking. Examples of forward-looking statements include, among others, statements we make regarding the sales of SafeOp-branded products and profitability in future periods following the Merger, as well as:

•	Expected operating results, such as revenue growth and earnings;

•	Current or future volatility in the credit markets and future market conditions;

•	Expectations of the effect on our financial condition of claims, litigation, and environmental costs;

•	Regulatory uncertainty and risks related to development, marketing, sale and use of the SafeOp products; and

•	Strategy for marketing and distributing the SafeOp products, customer retention, growth, product development, market position, financial results and reserves.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following:

•	Economic and financial conditions, including volatility in interest and exchange rates, commodity and equity prices and the value of financial assets;

•	Volatility in the capital or credit markets;

•	The impact of health care reform and other aspects of the health care market generally;

•	Our success in assimilating and integrating the SafeOp Merger;

•	The occurrence of hostilities, political instability or catastrophic events;

•	Acceptance of or changes in customer demand for the SafeOp-branded products; and

•	Developments and changes in laws and regulations, including increased regulations.

Confidentiality

Until such time as Alphatec discloses to the general public the information contained herein, these documents, any accompanying financial information, and any related annexes/exhibits, contain confidential and proprietary information and have been prepared solely for the benefit of potential investors in the Company’s securities. Any reproduction or distribution of the information contained herein, in whole or in part, or the divulgence of any of its contents, without the prior written consent of Alphatec, is prohibited. Unless otherwise agreed with the Company, the existence and nature of all conversations regarding the matters set forth herein must be kept strictly confidential.

By accepting delivery of these documents, you agree that the Company may enforce the foregoing confidentiality obligation against you or anyone to whom you give this document by court action for an injunction or damages. In addition, you agree to return the documents to the Company upon request if you elect not to invest in securities of the Company.

Estimates, forecasts or other forward looking statements contained in this Supplemental Disclosure have been prepared by the management of the Company and/or SafeOp in good faith on a basis they believe is reasonable. Such estimates, forecasts and other forward-looking statements, however, involve significant elements of subjective judgment and analysis and no representation can be made as to their attainability. No representation or warranty (express or implied) is made or is to be relied upon as a promise or representation as to the future performance of the Company or SafeOp. Any forward-looking statement made herein is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

v

TABLE OF CONTENTS

FORWARD-LOOKING STATEMENTS; CONFIDENTIALITY	iii
Confidentiality	iv

INTRODUCTION	1

MERGER	1
General	1
The Proposed Merger	1
The Parties to the Merger Agreement	2
Alphatec’s Reasons for the Merger	2
Required Shareholder Vote of Alphatec	2
Background of the Merger	2
Material Terms of the Merger Agreement	3

BUSINESS OF SAFEOP SURGICAL, INC.	7
Company Description and Overview	7
Business Overview	7
Employees	7

RISK FACTORS	8
Risks Relating to the Merger	8
Risks Related to the Operation of the SafeOp Business Following the Merger	11

ADDITIONAL INFORMATION	14
Historical Financial Information	14

INTRODUCTION

This Supplemental Disclosure is being delivered to provide certain additional information to the Purchasers regarding SafeOp, and the contemplated Merger. The full terms of the Merger are set forth in the Merger Agreement.

Capitalized terms used but not defined in this Supplemental Disclosure have the meaning assigned to such terms in the Securities Purchase Agreement.

MERGER

General

The following is a brief summary of certain aspects of the contemplated Merger and certain terms of the Merger Agreement as negotiated to date, which may include immaterial variances to the final Merger Agreement. It should be read by Purchasers in conjunction with all information and documents disclosed or referenced in the Securities Purchase Agreement, including without limitation, the Transaction Documents, the SEC Reports, and all exhibits and appendices thereto. This summary is also qualified in its entirety by reference to the Merger Agreement which has been provided to Purchasers and which will be filed as an attachment to a Current Report on Form 8-K filed with the Securities and Exchange Commission promptly after the execution of the Merger Agreement.

Additionally, representations, warranties and covenants described in this section and contained in the Merger Agreement have been made only for the purpose of the Merger Agreement and, as such, are intended solely for the benefit of the Company and SafeOp. In many cases, these representations, warranties and covenants are subject to limitations agreed upon by the parties and are qualified by certain disclosures exchanged by the parties in connection with the execution of the Merger Agreement. Furthermore, the representations and warranties in the Merger Agreement are the result of a negotiated allocation of contractual risk among the parties and, taken in isolation, do not necessarily reflect facts about the Company or SafeOp, their respective subsidiaries and affiliates or any other party. Likewise, any references to materiality contained in the representations and warranties may not correspond to concepts of materiality applicable to investors or shareholders. Finally, information concerning the subject matter of the representations and warranties may have changed since the date of the Merger Agreement or may change in the future and these changes may not be fully reflected in the public disclosures made by the Company and/or SafeOp.

The Proposed Merger

Concurrent with the Securities Purchase Agreement, Alphatec will enter the Merger Agreement, which sets forth the terms on which Merger Sub will merge with and into SafeOp, and the separate existence of the Merger Sub will cease. SafeOp will continue as the surviving corporation in the Merger. Upon Closing (as defined below), we will operate SafeOp as a wholly-owned subsidiary and division of the Company. The business conducted by SafeOp prior to the Closing will continue to be conducted by the Company at the facility presently used by SafeOp. As part of the Merger, we will assume liabilities of SafeOp related to its ongoing business. In addition, we will offer to employ the employees of SafeOp as Alphatec employees effective as of the Closing.

The parties expect the Merger to be consummated as soon as possible in March 2018 (the “Closing”). The Closing is conditioned upon, among other things, the consummation of the transactions set forth in the Securities Purchase Agreement (the “Series B Preferred Offering”). The proceeds from the Series B Preferred Offering will be used for the transactions contemplated by the Merger Agreement, working capital purposes, or strategic transactions of the Company.

The Parties to the Merger Agreement

Alphatec Holdings, Inc. Alphatec was incorporated in Delaware on March 4, 2005. Alphatec is a medical device company focused on the design, development, manufacturing and marketing of products for the surgical treatment of spine disorders. The executive offices of Alphatec are located at 5818 El Camino Real, Carlsbad, CA 92008, and its telephone number is 760-431-9286.

SafeOp Surgical, Inc. SafeOp is a Delaware corporation formed in 2011. SafeOp is focused on providing cost effective neuro-monitoring, particularly for detection of peripheral nerve damage caused by nerve compression, ischemia or stretching during surgery. SafeOp currently produces the EPAD ™ neuromonitoring device which entered the market in late 2016.

Alphatec’s Reasons for the Merger

The Alphatec board of directors (the “Board”) believes that the merger of SafeOp pursuant to the Merger Agreement is in the best interests of both Alphatec and the Alphatec shareholders. The Board has approved the Merger Agreement and the transactions contemplated thereby.

In evaluating all material, relevant factors, the Board determined that the Merger presents an important strategic growth opportunity for Alphatec. In particular, the Board believes that the Merger presents an opportunity to acquire an operation with complementary products and sales channels to those of Alphatec, and to gain access to certain large national accounts and buying groups. More specifically, the Merger will expand Alphatec’s capabilities in lateral with critical neuromonitoring assets, provide pull-through capabilities beyond lateral, and help further establish Alphatec as a credible participant in both the lateral and other markets, while moving toward “proceduralization” of the Alphatec portfolio.

Required Shareholder Vote of Alphatec

Alphatec. The Merger Agreement and the transactions contemplated thereby have been approved by the Board. The approval of the Merger Agreement by the shareholders of Alphatec is not required as a matter of Delaware law.

Background of the Merger

Discussions between Alphatec and SafeOp commenced in November 2017. On December 31, 2017, the Company and SafeOp executed a non-binding letter of intent for the

Merger. The non-binding offer was conditioned upon the completion of financial, legal and technical due diligence. To consider, analyze, and negotiate the Merger transaction, the Board established a Special Finance Committee, which met and discussed the potential Merger on six occasions from December 2017 through March 2018. On March 6, 2018, the Special Finance Committee recommended to the Board that it approve the Merger. By written consent resolutions dated March 6, 2018, and upon the recommendation of the Special Financing Committee, the Board authorized Alphatec’s executive officers to finalize and execute all transaction documents related to the Merger.

Material Terms of the Merger Agreement

Consideration.

At Closing, Alphatec will pay $15 million in cash, subject to working capital adjustments, to the shareholders of SafeOp.

Alphatec will also issue at Closing: (i) $8,666,667 of its Common Stock (the “Merger Closing Shares”), (ii) Convertible Promissory Notes (“Notes”) in the aggregate principal amount of $3 million, convertible into shares of Common Stock at the closing bid price of our Common Stock on the day before the Merger Agreement is signed (the “Note Conversion Shares”), and (iii) Common Stock Purchase Warrants (“Merger Warrants”) to purchase from 2.2 million shares of Common Stock (“Merger Warrant Shares”) at an exercise price of $3.50. The Notes will not be convertible into Note Conversion Shares and the Merger Warrants will not be exercisable for Merger Warrant Shares, unless and until Alphatec receives shareholder approval for the issuance of the Note Conversion Shares and Merger Warrant Shares, respectively, as may be required by the rules of the NASDAQ Stock Market.

Pursuant to the Merger Agreement, Merger Sub, a newly formed, wholly owned subsidiary of Alphatec will be merged with and into SafeOp, with the shareholders of SafeOp receiving the cash, Merger Closing Shares, Notes and Merger Warrants.

In addition to the Merger Closing Shares, the Notes, and Merger Warrants, the Merger Agreement provides for the possible future issuance of: (i) additional shares of Common Stock, with an aggregate value of $1,444,445, priced per share at the VWAP Price (defined below), upon satisfaction of certain initial milestone achievements by Alphatec and SafeOp (the “First Milestone Shares”), and (ii) shares of Common Stock with an aggregate value of $2,888,888, also priced per share at the VWAP Price, upon satisfaction of certain additional milestone achievements (the “Second Milestone Shares”). None of the Second Milestone Shares may be issued unless and until Alphatec receives shareholder approval of such issuances, pursuant to NASDAQ rules.

$6,500,000 of the Merger Closing Shares (2,600,000 shares) will be valued at $2.50 per share. The balance, $2,166,668 in value of Merger Closing Shares, will be valued at the volume weighted average price of Alphatec’s Common Stock on NASDAQ (the “VWAP”) for the period from December 31, 2017 to the day immediately preceding the day the Merger Agreement is signed. The conversion price of the Note Conversion Shares will be the closing bid price of the Common Stock on the day immediately preceding the day the Merger Agreement is signed.

Conditions to Closing of the Merger. The Closing and the obligations of the parties to the Merger Agreement are conditioned upon the satisfaction, deferral or, if permitted, waiver of certain conditions by the Closing Date. Either party may terminate the transaction if the Closing has not occurred on or before 90 days after the Merger Agreement is signed. The conditions to Closing include, but are not limited to:

•	receipt of certain third-party consents;

•	there being no Material Adverse Effect (as defined in the Merger Agreement) from the date of the Merger Agreement through the date of Closing; and

•	closing of the Series B Preferred Offering pursuant to the Securities Purchase Agreements.

The foregoing list of conditions is not an exhaustive list of all of the conditions contained in the Merger Agreement.

Representations and Warranties. The Merger Agreement contains representations and warranties of each of Alphatec and SafeOp which relate to, among other things, the authorization to enter into and carry out the obligations in the Merger Agreement and the enforceability of the Merger Agreement. The Merger Agreement contains additional representations and warranties of Alphatec, Merger Sub, and SafeOp (collectively, the “Entities”) subject to certain disclosure schedules of exceptions, which relate to, among other things, the following:

•	Organization and qualifications to do business;

•	Capitalization;

•	Power and authorization to enter into the Merger Agreement and to consummate the transaction;

•	The absence of conflicts or violations of governing documents, contracts, applicable law or regulations;

•	Alphatec’s issuance of shares;

•	Alphatec’s SEC documents and related representations and warranties;

•	SafeOp’s Required Company Stockholder Vote (as defined in the Merger Agreement);

•	Alphatec’s Required Parent Stockholder Consent (as defined in the Merger Agreement);

•	No subsidiaries or investments of SafeOp;

•	The accuracy of financial statements and their preparation in accordance with historical accounting methodologies;

•	SafeOp’s absence of Material Adverse Effects (as defined in the Merger Agreement);

•	Good and transferable title to the assets, free of encumbrances;

•	SafeOp’s Bank Accounts and receivables;

•	SafeOp’s leases and leased real property;

•	Intellectual property;

•	Material contracts;

•	Alphatec’s and Merger Sub’s liabilities;

•	SafeOp’s compliance with legal requirements and governmental authorizations;

•	Business practices;

•	Tax matters;

•	Employment and labor matters and benefit plans;

•	Environmental matters;

•	Insurance;

•	SafeOp’s related party transactions;

•	Absence of legal proceedings and claims;

•	SafeOp’s inventories;

•	Absence of SafeOp product warranties;

•	Absence of Alphatec and SafeOp product liability and recalls;

•	Customers and suppliers;

•	Compliance with export control laws;

•	Absence of government contracts;

•	Financial advisors;

•	SafeOp’s transaction expenses; and

•	Alphatec’s and SafeOp’s full disclosure.

All of the representations and warranties survive the Closing and remain in full force and effect following the Closing until performance or the expiration of the applicable statute of limitations.

Certain Covenants of the Parties

Affirmative Covenants

Alphatec and SafeOp have agreed to additional affirmative covenants, some of which include:

•	SafeOp to afford Alphatec and its representatives full and free access to its employees, the assets, its books and records and contracts;

•	Alphatec and SafeOp to conduct their operations in the ordinary course of business;

•	Alphatec and SafeOp to notify the other party of the discovery of any event or circumstance that has caused or could reasonably be expected to cause failure of the closing conditions;

•	Alphatec and SafeOp to make all filings required to be made by it and cooperate with respect to filings required to be made in connection with the Merger;

•	SafeOp to promptly notify Alphatec of the details of any received competing proposal; and

•	Alphatec, Merger Sub, and SafeOp shall use commercially reasonable efforts to take, or cause to be taken, all actions necessary to consummate the Merger.

Negative Covenants

In addition to affirmative covenants, Alphatec and SafeOp have agreed to additional negative covenants, some of which include:

•	SafeOp agreeing to not solicit, facilitate or encourage the initiation of any inquiry, proposal or offer from any Person (as defined in the Merger Agreement) (other than Alphatec) relating to a possible Acquisition Transaction (as defined in the Merger Agreement);

•	SafeOp agreeing to not participate in any discussions or negotiations or enter into any contract with, or provide any non-public information to, any Person relating to or in connection with a possible Acquisition Transaction; and

•	SafeOp agreeing to not accept any proposal or offer from any Person relating to a possible Acquisition Transaction.

Governing Law

The Merger Agreement is governed by the laws of the state of Delaware, without giving effect to any conflict of law principles which would result in the application of the laws of any other jurisdiction.

BUSINESS OF SAFEOP SURGICAL, INC.

Company Description and Overview

SafeOp is a Delaware corporation formed in 2011. SafeOp is focused on providing cost effective neuro-monitoring, particularly for detection of peripheral nerve damage caused by nerve compression, ischemia or stretching during surgery. SafeOp currently produces the EPAD™ neuromonitoring device which entered the market in late 2016.

Business Overview

SafeOp Surgical, Inc. was organized to fill the need for focused cost effective neuro-monitoring, and particularly for detection of peripheral nerve damage caused by nerve compression, ischemia or stretching during surgery.

Audited financial statements for SafeOp for the fiscal years ended December 31, 2015, 2016, and 2017 are attached as exhibits to this summary.

Employees

SafeOp currently has 15 full-time and part-time employees, located primarily in Maryland, Arizona and Toronto, Canada. In addition, SafeOp contracts with 4 individuals for consulting services, in the IT, Quality, and Medical Director areas. The SafeOp executives have Change-in-Control provisions in their employment agreements, ranging from 9 months to 1 year in base salary. SafeOp believes that the skills, know how, and dedication of its employees separate its products from those of its competitors.

SafeOp’s CEO and CFO will not remain employed by SafeOp following the Merger, but are subject to contractual prohibitions from competing with SafeOp for a period of one (1) year post-Merger. All other leadership, as well as all key technical (engineering) employees are expected to remain with SafeOp following the Merger.

RISK FACTORS

An investment in Alphatec pursuant to the Securities Purchase Agreement involves a high degree of risk and should not be made by persons who cannot afford the loss of their entire investment. Each of the following factors should be carefully considered by Purchasers prior to making an investment decision. If any of these risks were to occur, Alphatec’s business, financial condition or results of operations would likely suffer. In that event, the value of Alphatec’s securities could decline, and you could lose all or part of your investment. Alphatec’s subsequent filings with the Commission may contain amended and updated discussions of significant risks. Alphatec cannot predict future risks or estimate the extent to which they may affect financial performance. Please also read carefully the section above entitled “Forward-Looking Statements.”

Certain risk factors relating to the business and industry of Alphatec and its securities can be found in Part I, Item 1A —“Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. In addition, prospective Purchasers should carefully consider additional risks that relate to the Merger and the business of SafeOp, including but not limited to, the risks set forth below.

Risks Relating to the Merger

Failure to complete, or delays in completing the proposed Merger, could materially and adversely affect our results of operations and our stock price.

Consummation of the Merger is subject to many contingencies. While the closing of the Series B Preferred Offering is contingent upon closing the Merger, we cannot assure you that we will be able to successfully consummate the Merger as currently contemplated, or at all. Risks related to the failure of the Merger to be consummated include, but are not limited to, the following:

•	we would not realize any of the potential benefits of the transaction, including any synergies that could result from combining our financial and proprietary resources with the assets of SafeOp, which could have a negative effect on our stock price;

•	we may remain liable for significant costs, including legal, accounting and other costs relating to the transaction, regardless of whether the transaction is consummated;

•	the trading price of our Common Stock may decline if the current market price for our stock reflects a market assumption that the Merger will be completed; and

•	the attention of our management may have been diverted to the Merger rather than to our own operations and the pursuit of other opportunities that could have been beneficial to us.

The occurrence of any of these events individually or in combination could materially and adversely affect our results of operations and our stock price.

Uncertainty about the Merger may adversely affect relationships with our customers, suppliers and employees, whether or not the transaction is completed.

In response to the announcement of the Merger, Alphatec’s and/or SafeOp’s existing or prospective customers or suppliers may:

•	delay, defer or cease purchasing products or services from us or the combined company, or providing products or services to us or the combined company;

•	delay or defer other decisions concerning us or the combined company; or

•	otherwise seek to change the terms on which they do business with us or the combined company.

Any such delays or changes to terms could materially harm our business or, if the Merger is completed, the combined business. In addition, as a result of the proposed Merger, the employees to be acquired from SafeOp could experience uncertainty about their future with us following the Closing. As a result, key employees may depart because of issues relating to such uncertainties, or a desire not to remain with us following the Merger. Losses of customers, employees or other important strategic relationships could have a material adverse effect on our business, operating results, and financial condition. Such adverse effects could also be exacerbated by a delay in the completion of the Merger for any reason.

We may incur substantial expenses related to the integration of SafeOp.

We may incur substantial expenses in connection with the integration of the business, policies, procedures, operations, technologies and systems of SafeOp. There are a large number of systems and functions that must be integrated, including, but not limited to, management information, accounting and finance, billing, payroll and benefits and regulatory compliance. Mergers are particularly challenging because their prior practices may not meet the requirements of the Sarbanes-Oxley Act and/or generally accepted public accounting standards. While we have assumed that a certain level of expenses would be incurred, there are a number of factors beyond our control that could affect the total amount or the timing of all of the expected integration expenses. Moreover, many of the expenses that will be incurred, by their nature, are difficult to estimate accurately at the present time.

We may be unable to successfully integrate our business with the business of SafeOp and realize the anticipated benefits of the Merger.

The Merger involves the combination of the businesses of two companies that currently operate as independent companies. Our management has limited integration experience and will be required to devote significant attention and resources to integrating our business practices and operations with those of SafeOp. Potential difficulties we may encounter as part of the integration process include, but are not limited to, the following:

•	inability to successfully combine our business with the business of SafeOp in a manner that permits us to achieve the full synergies anticipated from the Merger;

•	complexities associated with managing our business and the business of SafeOp following the Merger, including the challenge of integrating complex systems, technology, networks and other assets of each of the companies in a seamless manner that minimizes any adverse impact on customers, suppliers, employees and other constituencies;

•	integrating the workforces of the two companies while maintaining focus on providing consistent, high quality customer service; and

•	potential unknown liabilities and unforeseen increased expenses or delays associated with the Merger, including costs to integrate the two companies that may exceed anticipated costs.

Any of the potential difficulties listed above could adversely affect our ability to maintain relationships with customers, suppliers, employees, lenders and other constituencies or our ability to achieve the anticipated benefits of the Merger or otherwise adversely affect our business and financial results following completion of the Merger.

Our actual financial and operating results after the Merger could differ materially from any expectations or guidance provided by us concerning future results, including (without limitation) expectations or guidance with respect to the financial impact of any cost savings and other potential synergies.

We currently expect to realize an increase in sales and other synergies as a result of the proposed Merger. These expectations are subject to numerous assumptions, however, including assumptions derived from our diligence efforts concerning the status of and prospects for SafeOp’s business, which we do not currently control, and assumptions relating to the near-term prospects for our industry generally and the markets for SafeOp’s products in particular. Additional assumptions that we have made include, without limitation, the following:

•	projections of SafeOp’s future revenues;

•	anticipated financial performance of SafeOp’s products and products currently in development;

•	anticipated cost savings and other synergies associated with the Merger, including potential revenue synergies;

•	our expected capital structure after the Merger;

•	amount of goodwill and intangibles that will result from the Merger;

•	certain other purchase accounting adjustments that we expect to record in our financial statements in connection with the Merger;

•	merger costs, including transaction costs payable to our financial, legal and accounting advisors;

•	our ability to maintain, develop and deepen relationships with SafeOp’s customers; and

•	other financial and strategic risks of the Merger.

We cannot provide any assurances with respect to the accuracy of our assumptions, including our assumptions with respect to future revenues or revenue growth rates, if any, of SafeOp, and we cannot provide assurances with respect to our ability to realize any cost savings that we currently anticipate. Risks and uncertainties that could cause our actual results to differ materially from currently anticipated results include, but are not limited to, risks relating to our ability to integrate SafeOp successfully; currently unanticipated incremental costs that we may incur in connection with integrating the two companies; risks relating to our ability to realize incremental revenues from the Merger in the amounts that we currently anticipate; risks relating to the willingness of SafeOp’s customers and other partners to continue to conduct business with us following the Merger; and numerous risks and uncertainties that affect our industry generally and the markets for our products and those of SafeOp, specifically. Any failure to integrate SafeOp successfully and to realize the financial benefits we currently anticipate from the Merger would have a material adverse impact on our future operating results and financial condition and could materially and adversely affect the trading price or trading volume of our Common Stock.

The combined businesses may not perform as we expect, or as the market expects, which could have an adverse effect on the price of our Common Stock.

Risks associated with the combined company following the Merger include:

•	integrating businesses is a difficult, expensive, and time-consuming process, and the failure to integrate successfully our business with the businesses of SafeOp in the expected time frame would adversely affect our financial condition and results of operations;

•	the Merger will significantly increase the size of our operations, and if we are not able to effectively manage our expanded operations, our stock price may be adversely affected;

•	it is possible that key employees of SafeOp might decide not to remain with us after the Merger, and the loss of such personnel could have a material adverse effect on the financial condition, results of operations and growth prospects of Alphatec;

•	the current sales rates of SafeOp as combined with Alphatec may dilute the observed growth rates of Alphatec;

•	the success of Alphatec following the Closing will also depend upon relationships with third parties and pre-existing customers of us and SafeOp, which relationships may be affected by customer preferences or public attitudes about the Merger. Any adverse changes in these relationships could adversely affect our business, financial condition and results of operations; and

•	the price of our Common Stock after the Merger may be affected by factors different from those currently affecting the price of our Common Stock.

If any of these events were to occur, the price of our Common Stock could be adversely affected.

Risks Related to the Operation of the SafeOp Business Following the Merger

Uncertain or weakened global economic conditions may adversely affect SafeOp’s industry, business and results of operations.

The overall performance of the SafeOp division will depend on domestic and worldwide economic conditions, which may remain challenging for the foreseeable future. Financial developments seemingly unrelated to SafeOp or its industry may adversely affect it. The U.S. economy and other key international economies have been impacted by threatened sovereign defaults and ratings downgrades, falling demand for a variety of goods and services, restricted credit, threats to major multinational companies, poor liquidity, reduced corporate profitability, volatility in credit, equity and foreign exchange markets, bankruptcies, acts of terrorism and overall uncertainty. Healthcare reform in the United States has created a great deal of confusion and reduced capital expenditures for medical equipment and products such as those manufactured and distributed by SafeOp. These conditions affect the rate of medical or therapeutic equipment spending and could adversely affect our ability to sell SafeOp’s products, or delay prospective purchasing decisions, any of which could adversely affect our operating results. We cannot predict the timing, strength or duration of the economic recovery or any subsequent economic slowdown worldwide, in the United States, or in SafeOp’s industry.

SafeOp’s failure or inability to enforce its trademarks or other proprietary rights could adversely affect its competitive position or the value of its brand.

SafeOp owns certain federal trademark registrations but also relies on unregistered proprietary rights, including common law trademark protection. Third parties may oppose SafeOp’s trademark applications, or otherwise challenge its use of the trademarks, and may be able to use its trademarks in jurisdictions where they are not registered or otherwise protected by law. If SafeOp’s trademarks are successfully challenged or if a third party is using confusingly similar or identical trademarks in particular jurisdictions before SafeOp, SafeOp could be forced to rebrand its products, which could result in loss of brand recognition, and could require additional resources for marketing new brands. If others are able to use SafeOp’s trademarks, its ability to distinguish its products may be impaired, which could adversely affect its business. Further, we cannot assure you that competitors will not infringe upon SafeOp’s trademarks, or that we will have adequate resources to enforce its trademarks.

SafeOp may be unable to effectively develop and market products against the products of its competitors in a highly competitive industry.

The present or future products of SafeOp could be rendered obsolete or uneconomical by technological advances by its competitors. Competitive factors include price, customer service, technology, innovation, quality, reputation and reliability. SafeOp’s competition may respond more quickly to new or emerging technologies, undertake more extensive marketing campaigns, have greater financial, marketing and other resources than SafeOp, or be more successful in attracting potential customers, employees and strategic partners. Given these factors, we cannot guarantee that we will be able to continue the current level of success of SafeOp in the industry.

The cost of complying with complex governmental regulations applicable to the SafeOp business, sanctions resulting from non-compliance, or reduced demand resulting from increased regulations, could affect our operating results.

SafeOp’s operations and facilities may be subject to the requirements of the Occupational Safety and Health Act (“OSHA”) and comparable state statutes that regulate the protection of the health and safety of workers, and the proper design, operation and maintenance of equipment.

Failure to comply with these requirements, including general industry standards, record keeping requirements and monitoring and control requirements, may result in significant fines or compliance costs, which could have a material adverse effect on our results of operations, financial condition and cash flows.

ADDITIONAL INFORMATION

Historical Financial Information

This Supplemental Disclosure should be read in conjunction with the attached historical financial information prepared by the management of SafeOp, consisting of SafeOp’s audited Balance Sheets and Income Statements as of and for the years ended December 31, 2015, December 31, 2016, and December 31, 2017.

HISTORICAL FINANCIAL INFORMATION OF SAFEOP

(See attached)

SafeOp Surgical, Inc.

(A Development Stage Company)

Balance Sheet

As of December 31, 2015

Assets
Cash and cash equivalents	$690,978
Inventory	280,475
Prepaid expenses	10,232
Equipment, net of accumulated depreciation	34,630
Intangible asset, net of accumulated amortization	275,625
Other assets	4,778

Total assets	$1,296,718

Liabilities, Convertible Preferred Stock and Stockholders’ Deficit
Liabilities:
Accounts payable and accrued expenses	$345,336
Accrued compensation expense	142,238
Convertible promissory notes	505,682

Total liabilities	993,256

Series A Preferred Stock, $0.0001 par value per share; 4,340,000 shares authorized, issued and outstanding	4,340,000
Series B Preferred Stock, $0.0001 par value per share; 1,333,331 shares authorized, 1,097,783 shares issued and outstanding	2,470,012
Stockholders’ deficit:
Common stock, 0.0001 par value; 12,896,662 shares authorized, 900,000 shares issued and outstanding	90
Additional paid-in-capital	166,570
Deficit accumulated during development stage	(6,673,210)

Total stockholders’ deficit	(6,506,550)

Total liabilities, convertible preferred stock and stockholders’ deficit	$1,296,718

SafeOp Surgical, Inc.

(A Development Stage Company)

Statement of Operations

	Year Ended December 31, 2015	Period From September 30, 2011 (Date of Inception) to December 31, 2015
Operating expenses:
Research and development	$396,163	$2,265,782
General and administrative	1,846,517	4,402,341

Total operating expenses	2,242,680	6,668,123

Loss from operations	(2,242,680)	(6,668,123)
Interest and other income	1,864	9,176
Interest expense	(5,682)	(14,263)

Total other income (expense)	(3,818)	(5,087)

Net loss	$(2,246,498)	$(6,673,210)

SafeOp Surgical, Inc.

Balance Sheet

As of December 31, 2016

Assets
Assets:
Cash and cash equivalents	$1,226,539
Accounts receivable	9,303
Inventory	235,692
Prepaid expenses and other	134,149
Equipment, net of accumulated depreciation	32,163
Intangible asset, net of accumulated amortization	258,125

Total assets	$1,895,971

Liabilities, Convertible Preferred Stock and Stockholders’ Deficit
Liabilities:
Accounts payable and accrued expenses	$241,451
Accrued compensation expense	367,228

Total liabilities	608,679

Series A Preferred Stock, $0.0001 par value per share; 4,340,000 shares authorized, issued and outstanding	4,340,000
Series B Preferred Stock, $ 0.0001 par value per share;
1,097,783 shares authorized, issued and outstanding	2,470,012
Series C Preferred Stock, $0.0001 par value per share; 12,455,767 shares authorized, 7,096,900 shares issued and outstanding	4,511,018
Stockholders’ deficit:
Common stock, 0.0001 par value; 50,000,000 shares authorized, 8,274,708 shares issued and outstanding	827
Stock warrants	450
Additional paid-in-capital	340,830
Retained deficit	(10,375,845)

Total stockholders’ deficit	(10,033,738)

Total liabilities, convertible preferred stock and stockholders’ deficit	$1,895,971

SafeOp Surgical, Inc.

Statement of Operations

Year Ended December 31, 2016

Revenue	$61,143
Cost of goods sold	183,582

Gross profit	(122,439)

Operating expenses	3,484,823

Loss from operations	(3,607,262)
Interest income	133
Interest expense	(95,506)

Total other expense, net	(95,373)

Net loss	$(3,702,635)

SafeOp Surgical, Inc.

Balance Sheet

As of December 31, 2017

Assets
Assets:
Cash and cash equivalents	$300,581
Accounts receivable	55,467
Inventory	217,790
Prepaid expenses and other	41,332
Equipment, net of accumulated depreciation	22,905
Intangible asset, net of accumulated amortization	240,625

Total assets	$878,700

Liabilities, Convertible Preferred Stock and Stockholders’ Deficit
Liabilities:
Accounts payable and accrued expenses	$221,428
Accrued compensation expense	163,780
Convertible promissory notes	2,400,858

Total liabilities	2,786,066

Series A Preferred Stock, $0.0001 par value per share; 4,340,000 shares authorized, issued and outstanding	4,340,000
Series B Preferred Stock, $ 0.0001 par value per share;
1,097,783 shares authorized, issued and outstanding	2,470,012
Series C Preferred Stock, $0.0001 par value per share; 12,455,767 shares authorized, 7,096,900 shares issued and outstanding	4,511,018
Stockholders’ deficit:
Common stock, 0.0001 par value; 50,000,000 shares authorized, 8,274,708 shares issued and outstanding	827
Stock warrants	450
Additional paid-in-capital	531,962
Retained deficit	(13,761,635)

Total stockholders’ deficit	(13,228,396)

Total liabilities, convertible preferred stock and stockholders’ deficit	$878,700

SafeOp Surgical, Inc.

Statement of Operations

Year Ended December 31, 2017

Revenue	$246,485
Cost of goods sold	123,038

Gross profit	123,447

Operating expenses	3,495,879

Loss from operations	(3,372,432)
Interest expense	(13,358)

Total other expense, net	(13,358)

Net loss	$(3,385,790)